     MORGAN STANLEY VARIABLE INVESTMENT SERIES - LIMITED DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009


                                                         TOTAL         AMOUNT OF    % OF
                                       OFFERING         AMOUNT          SHARES    OFFERING
    SECURITY      PURCHASE/   SIZE OF  PRICE OF           OF           PURCHASED  PURCHASED   % OF FUNDS                   PURCHASED
   PURCHASED     TRADE DATE  OFFERING   SHARES         OFFERING         BY FUND    BY FUND   TOTAL ASSETS      BROKERS        FROM
---------------  ----------  --------  --------  --------------------  ---------  ---------  ------------  --------
Paccar Inc.        02/10/09        --  $ 99.892  $     250,000,000.00    100,000       0.04%         0.13% Barclays        Barclays
6.375% due                                                                                                 Capital, Banc   Capital
2/15/2012                                                                                                  of America
                                                                                                           Securities
                                                                                                           LLC, Citi,
                                                                                                           ANZ
                                                                                                           Securities,
                                                                                                           Mitsubishi
                                                                                                           Securities,
                                                                                                           BNP PARIBAS,
                                                                                                           RBC Capital
                                                                                                           Markets, HSBC

Chevron Corp.      02/26/09        --  $ 99.969  $1,500,00,000,000.00    255,000       0.01%         0.32% Barclays        Barclays
4.950% due                                                                                                 Capital,        Bank PLC
3/3/2019                                                                                                   Morgan
                                                                                                           Stanley,
                                                                                                           Citi, J.P.
                                                                                                           Morgan, RBS
                                                                                                           Greenwich
                                                                                                           Capital, Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                           LLC, CALYON,
                                                                                                           Loop Capital
                                                                                                           Markets, LLC,
                                                                                                           RBC Capital
                                                                                                           Markets, The
                                                                                                           Williams
                                                                                                           Capital
                                                                                                           Group, L.P.,
                                                                                                           Blaylock
                                                                                                           Robert Van,
                                                                                                           LLC, Deutsche
                                                                                                           Bank
                                                                                                           Securities,
                                                                                                           Mitsubishi
                                                                                                           UFJ

                                                                                                           Securities,
                                                                                                           SOCIETE
                                                                                                           GENERALE, BNP
                                                                                                           Paribas,
                                                                                                           Guzman &
                                                                                                           Company,
                                                                                                           Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                           Standard
                                                                                                           Chartered Bank

Pfizer Inc.        03/17/09        --  $ 99.863  $   3,500,000,000.00    385,000       0.01%         0.50% Banc of         Citigroup
4.450% due                                                                                                 America
3/15/2012                                                                                                  Securities
                                                                                                           LLC, Barclays
                                                                                                           Capital,
                                                                                                           Goldman,
                                                                                                           Sachs & Co.,
                                                                                                           J.P. Morgan,
                                                                                                           Credit
                                                                                                           Suisse,
                                                                                                           Deutsche Bank
                                                                                                           Securities,
                                                                                                           RBS Greenwich
                                                                                                           Capital,
                                                                                                           HSBC,
                                                                                                           Mitsubishi
                                                                                                           UFJ
                                                                                                           Securities,
                                                                                                           UBS
                                                                                                           Investment
                                                                                                           Bank,
                                                                                                           Santander
                                                                                                           Investment,
                                                                                                           Banca IMI,
                                                                                                           Daiwa
                                                                                                           Securities
                                                                                                           America Inc.,
                                                                                                           Mediobanca --
                                                                                                           S.p.A., Loop
                                                                                                           Capital
                                                                                                           Markets, LLC,
                                                                                                           SOCIETE
                                                                                                           GERNERALE,
                                                                                                           Scotia
                                                                                                           Capital,
                                                                                                           Ramirez &
                                                                                                           Co., Inc. RBC
                                                                                                           Capital
                                                                                                           Markets, The
                                                                                                           Williams
                                                                                                           Capital
                                                                                                           Group, L.P.,
                                                                                                           Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.

Federal            04/08/09        --  $ 99.759  $   6,000,000,000.00    675,000       0.01%         0.87% Barclays        Goldman
National                                                                                                   Capital Inc.,   Sachs
Mortgage                                                                                                   Credit Suisse
Association                                                                                                Securities
1.375% due                                                                                                 (USA) LLC,
4/28/2011                                                                                                  Goldman,
                                                                                                           Sachs & Co.,
                                                                                                           First
                                                                                                           Tennessee
                                                                                                           Bank National
                                                                                                           Association,
                                                                                                           HSBC
                                                                                                           Securities
                                                                                                           (USA) Inc.,
                                                                                                           Jefferies &
                                                                                                           Co., Morgan
                                                                                                           Stanley &
                                                                                                           Co.,
                                                                                                           Incorporated

SFEF 144A          04/23/09        --  $ 99.613  $      7,000,000,000    577,000       0.00%         0.74% BNP PARIBAS,    Paribas
3.375% 5/5/2014                                                                                            Citi, Morgan    Capital
                                                                                                           Stanley, J.P.   Markets
                                                                                                           Morgan,
                                                                                                           Societe
                                                                                                           Generale
                                                                                                           Corporate and
                                                                                                           Investment
                                                                                                           Banking,
                                                                                                           NATIXIS,
                                                                                                           CALYON Credit
                                                                                                           Agricole CIB

Procter &          05/04/09        --  $100.000  $      2,000,000,000    415,000       0.02%         0.54% Citi, J. P.     JP Morgan
Gamble                                                                                                     Morgan, RBS,
International                                                                                              Goldman,
0.99625% due                                                                                               Sachs & Co.,
5/7/2010                                                                                                   Banc of
                                                                                                           America
                                                                                                           Securities
                                                                                                           LLC, HSBC,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                           Mitsubishi
                                                                                                           UFJ
                                                                                                           Securities,
                                                                                                           Deutsche Bank
                                                                                                           Securities,
                                                                                                           Morgan Stanley

Honda Auto         05/05/09        --  $ 99.996  $        400,000,000    325,000       0.08%         0.42% J.P. Morgan,    JP Morgan
Receivables                                                                                                BNP PARIBAS,
Owner 2.220%                                                                                               Barclays
due 8/15/2011                                                                                              Capital,
                                                                                                           Credit
                                                                                                           Suisse, HSBC,
                                                                                                           Mitsubishi
                                                                                                           UFJ
                                                                                                           Securities,
                                                                                                           Wachovia
                                                                                                           Securities

Microsoft          05/11/09        --  $ 99.902  $      2,000,000,000    230,000       0.01%         0.30% J.P. Morgan,    JP Morgan
Corporation                                                                                                Morgan
2.950% due                                                                                                 Stanley, Banc
6/12/2014                                                                                                  of America
                                                                                                           Securities
                                                                                                           LLC, Citi,
                                                                                                           Credit
                                                                                                           Suisse, UBS
                                                                                                           Investment
                                                                                                           Bank,
                                                                                                           Wachovia
                                                                                                           Securities,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                           Goldman,
                                                                                                           Sachs & Co.,
                                                                                                           BNP PARIBAS,
                                                                                                           Loop Capital
                                                                                                           Markets, LLC,
                                                                                                           Deutsche Bank
                                                                                                           Securities,
                                                                                                           RBS, BNY
                                                                                                           Mellon
                                                                                                           Capital
                                                                                                           Markets, LLC,
                                                                                                           Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                           CastleOak
                                                                                                           Securities,
                                                                                                           L.P., SOCIETE
                                                                                                           GENERALE,
                                                                                                           HSBC, U.S.
                                                                                                           Bancorp
                                                                                                           Investments,
                                                                                                           Inc.

US Bancorp         05/11/09        --  $ 98.982  $      1,000,000,000    195,000       0.02%         0.25% Goldman,        Goldman
4.200% due                                                                                                 Sachs & Co.,    Sachs
5/15/2014                                                                                                  J.P. Morgan,
                                                                                                           Morgan
                                                                                                           Stanley,
                                                                                                           Cabrera
                                                                                                           Capital
                                                                                                           Markets, LLC,
                                                                                                           Loop Capital
                                                                                                           Markets, LLC

Wal-Mart           05/14/09        --  $ 98.987  $   1,000,000,000.00    105,000       0.01%         0.18% Goldman,        Barclays
Stores Inc.                                                                                                Sachs & Co.,    Capital
3.200% due                                                                                                 J.P. Morgan,
5/15/2014                                                                                                  Morgan
                                                                                                           Stanley,
                                                                                                           Markets, LLC,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                           Deutsche Bank
                                                                                                           Securities,
                                                                                                           BBVA
                                                                                                           Securities,
                                                                                                           Wachovia
                                                                                                           Securities,
                                                                                                           Banc of
                                                                                                           America
                                                                                                           Securities
                                                                                                           LLC, BNP
                                                                                                           PARIBAS,
                                                                                                           Citi,
                                                                                                           Dresdner
                                                                                                           Kleinwort,
                                                                                                           HSBC, Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                           Ramirez &
                                                                                                           Co., Inc.,
                                                                                                           Santander
                                                                                                           Investment,
                                                                                                           UBS
                                                                                                           Investment
                                                                                                           Bank, Banca
                                                                                                           IMI,
                                                                                                           CastleOak
                                                                                                           Securities,
                                                                                                           L. P., Credit
                                                                                                           Suisse,
                                                                                                           Mitsubishi
                                                                                                           UFJ
                                                                                                           Securities,
                                                                                                           RBS, Standard
                                                                                                           Chartered,
                                                                                                           U.S.

                                                                                                           Bancorp
                                                                                                           Investments,
                                                                                                           Inc.,
                                                                                                           Utendahl
                                                                                                           Capital
                                                                                                           Group, LLC

Hewlett-Packard    05/21/09        --  $ 99.967  $   1,000,000,000.00     65,000       0.00%         0.08% Morgan          CSFB
Co. 2.250% due                                                                                             Stanley,
5/27/2011                                                                                                  Credit
                                                                                                           Suisse, Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                           LL, Deutsche
                                                                                                           Bank
                                                                                                           Securities,
                                                                                                           RBS, Barclays
                                                                                                           Capital,
                                                                                                           Mitsubishi
                                                                                                           UFJ
                                                                                                           Securities,
                                                                                                           BNP PARIBAS,
                                                                                                           HSBC,
                                                                                                           Wachovia
                                                                                                           Securities

John Deere         06/02/09        --  $100.000  $        233,600,000    275,000       0.11%         0.36% Banc of         Banc of
Owner Trust                                                                                                America         America
2009 1.13155%                                                                                              Securities
due 7/1/2010                                                                                               LLC, BBVA
                                                                                                           Securities,
                                                                                                           Mitsubishi
                                                                                                           UFJ
                                                                                                           Securities,
                                                                                                           Santander, TD
                                                                                                           Securities,
                                                                                                           Citi

France Telecom     06/29/09        --  $ 99.543  $   1,250,000,000.00    295,000       0.02%         0.38% Banc of         Banc of
SA Note4.375%                                                                                              America         America
due 7/08/2014                                                                                              Securities
                                                                                                           LLC, J.P.
                                                                                                           Morgan, BNP
                                                                                                           PARIBAS,
                                                                                                           Goldman,
                                                                                                           Sachs & Co.,
                                                                                                           Morgan
                                                                                                           Stanley

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